Leases	3 Months Ended	12 Months Ended
	Jan. 02, 2021	Oct. 03, 2020
Leases [Abstract]
Leases
Note 8—Leases
Lessee Arrangements
Operating Leases
We lease certain store, office, distribution, and manufacturing facilities under operating leases that expire at various dates through September 2031.
We are obligated to make cash payments in connection with various lease obligations and purchase commitments. All of these obligations require cash payments to be made by us over varying periods of time. Certain leases are renewable at our option for periods of five to ten years. Certain of these arrangements are cancelable on short notice and others require payments upon early termination.
Future annual minimum lease payments as of January 2, 2021, are as follows (in thousands):

Remainder of fiscal 2021	$51,836
2022	60,421
2023	48,158
2024	35,187
2025	21,093
Thereafter	15,946

Total	$232,641
Less: amount of lease payments representing imputed interest	36,447
Present value of future minimum lease payments	196,194
Less: current obligations under leases	56,398

Long-Term lease obligations	$139,796

Rent expense totaled $17.0 million and $15.8 million for the three months ended January 2, 2021 and December 28, 2019, respectively.

Note 9—Leases
The majority of our long-term operating lease agreements are for our corporate office, retail locations, and distribution centers, which expire in various years through 2031. The initial lease terms for these facilities range from
5-10 years
with the exception of the lease for our corporate headquarters which is 13 years. The majority of our building leases also include options to extend, which are not factored into the recognition of their respective assets and liabilities based on management’s assessment of the probability that the options will be exercised as they are written in the lease. We sublease real estate for five locations to third parties. Many of our lease agreements include escalating rents over the lease terms which, under Topic 842, results in rent being expensed on a straight-line basis over the life of the lease that commences on the date we have the right to control the property. Our lease agreements do not contain any residual value guarantees or restrictive covenants that would reasonably be expected to have a material impact on our business.
When readily determinable, the rate implicit in the lease is used to discount lease payments to present value; however, substantially all of our leases do not provide a readily determinable implicit rate. If the rate implicit in the lease is not readily determinable, we use an estimate comparable to a secured incremental borrowing rate, determined on a collateralized basis, to discount lease payments based on information available at lease commencement.
The following table presents the weighted-average remaining lease term, and discount rate for operating leases as of October 3, 2020:

Weighted-average remaining lease term	4.2 years
Weighted-average discount rate	5.9%
Future annual minimum lease payments as of October 3, 2020, are as follows (in thousands):

2021	$68,036
2022	59,097
2023	46,874
2024	33,956
2025	19,864
Thereafter	15,328

Total	$243,155
Less: amount of lease payments representing imputed interest	58,462

Present value of future minimum lease payments	184,693
Less: current operating lease liabilities	54,459

Operating lease liabilities, noncurrent	$130,234

Operating lease expense totaled $66.6 million in fiscal 2020, and rent expense was $63.6 million and $59.9 million in fiscal 2019 and 2018, respectively.